                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                        CUMBERLAND BANCORP, INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                  [CUMBERLAND BANCORP, INCORPORATED LETTERHEAD]

                                 March __, 2002

TO THE SHAREHOLDERS OF CUMBERLAND BANCORP, INCORPORATED:

         In connection with the Annual Meeting of Shareholders of your Company to be held April 25, 2002, we enclose a Notice of Annual Meeting of Shareholders, a proxy statement, and a form of proxy.

         You are being asked to (1) approve an amendment to the Company's Amended and Restated Charter to provide for staggered terms for the members of the Company's Board of Directors and (2) to elect the members of each of the three classes of the Company's Board of Directors created as a result of the amendment to serve for various terms of one to three years or until their successors are duly elected and qualified if the Amendment is approved or to serve until the next Annual Meeting of Shareholders in 2003 or until their successors are duly elected and qualified, if the amendment is not approved. Information about these matters is contained in the attached proxy statement.

         You are invited to attend the Annual Meeting of Shareholders in person. We would appreciate your completing the enclosed form of proxy so that your shares can be voted in the event that you are unable to attend the meeting. We will also offer telephone or internet voting this year, as more particularly described in the attached proxy statement. If you are present at the meeting and desire to vote your shares personally, your form of proxy may be revoked and you may vote in person. We urge you to return your proxy card in the enclosed envelope as soon as possible.

Sincerely,



Joel Porter                            Tom Paschal
President                              Chief Operating Officer and Secretary

                        CUMBERLAND BANCORP, INCORPORATED
                         4205 HILLSBORO ROAD, SUITE 204
                           NASHVILLE, TENNESSEE 37215

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Cumberland Bancorp, Incorporated:

         The Annual Meeting of Shareholders (the "Annual Meeting") of Cumberland Bancorp, Incorporated (the "Company") will be held on Thursday, April 25, 2002 at 4:30 p.m., (CDT), at Cumberland Bank's Gallatin office at 250 West Broadway, Gallatin, Tennessee 37066, for the following purposes:

         (1) To consider and act upon a proposal to amend the Company's Amended and Restated Charter to classify the Company's Board of Directors into three classes of directors with staggered three year terms of office;

         (2) To elect four (4) Class I directors, four (4) Class II directors and five (5) Class III directors to serve for one year, two years and three years, respectively, and until their successors are duly elected and qualified, if the shareholders of the Company approve the amendment to the Company's Amended and Restated Charter to classify the Company's Board of Directors into three classes, or to elect those same thirteen (13) directors to serve until the next Annual Meeting and until their successors are duly elected and qualified, if the Company's shareholders do not approve the amendment to the Company's Amended and Restated Charter; and

         (3) To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

         Only shareholders of record at the close of business on February 28, 2002 will be entitled to vote at the Annual Meeting or any adjournment(s) thereof.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters proposed to be acted upon at the Annual Meeting.

                           By Order of the Board of Directors,



                           Tom E. Paschal, Chief Operating Officer and Secretary

March __, 2002

YOUR REPRESENTATION AT THE ANNUAL MEETING IS IMPORTANT. TO ENSURE YOUR REPRESENTATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN, INDICATE IF YOU PLAN TO ATTEND THE ANNUAL MEETING AND RETURN THE ENCLOSED PROXY. SHOULD YOU SUBSEQUENTLY DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AS PROVIDED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT IS VOTED.

                        CUMBERLAND BANCORP, INCORPORATED
                              NASHVILLE, TENNESSEE

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cumberland Bancorp, Incorporated (the "Company") of proxies for the Annual Meeting of Shareholders of the Company to be held on Thursday, April 25, 2002, at 4:30 p.m. (CDT), at Cumberland Bank's Gallatin office at 250 West Broadway, Gallatin, Tennessee 37066. This proxy material was first mailed to shareholders on or about March __, 2002.

         All valid proxies which are received will be voted in accordance with the recommendations of the Board of Directors unless otherwise specified thereon. A proxy may be revoked by a shareholder at any time prior to its use by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

         If you are a registered shareholder you may vote by telephone, or electronically through the internet, by following the instructions included with your proxy card. If your shares are held by your broker, often referred to as in "street name," please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

         Only holders of record of the Company's common stock, par value $0.50 per share (the "Common Stock"), at the close of business on February 28, 2002 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 13,808,236 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote for each share held on each of the matters to be voted upon at the Annual Meeting. The representation in person or by proxy of at least a majority of the outstanding shares entitled to vote is necessary to provide a quorum at the meeting. Abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied. Because directors are elected by a plurality of the votes cast by the holders of the Common Stock represented and entitled to vote at the Annual Meeting, abstentions are not considered in the election. The Proposed Amendment requires the approval of a majority of the shares of Company Common Stock outstanding and entitled to vote at the Annual Meeting as of the Record Date. As such, abstentions and non-votes will have the practical effect of a vote against the Proposed Amendment. Any other matters that may properly come before the meeting or any adjournment thereof shall be approved by the affirmative vote of a majority of the votes cast by the holders of Common Stock represented and entitled to vote at the Annual Meeting, and abstentions and "non-votes" will have no effect on the outcome of the vote. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

         The cost of solicitation of proxies will be borne by the Company, including expenses in connection with preparing, assembling, and mailing this Proxy Statement. Such solicitation will be made by mail, and may also be made by the Company's regular officers or employees personally or by telephone or telegram. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons. The Company may reimburse brokers, custodians and nominees for their expenses in sending proxies and proxy materials to beneficial owners.

                                 STOCK OWNERSHIP

The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of February 28, 2002 (unless otherwise noted), for:

         - each person who is known to the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock;

         -        each of the Company's directors and nominees;

         - each of the Company's executive officers named in the Summary Compensation Table; and

         - all of the Company's directors and executive officers as a group.

         The number of shares held and the percentages of shares outstanding provided in the tables are based on 13,808,236 voting shares outstanding as of February 28, 2002. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares issuable upon exercise of options that are exercisable within sixty days of February 28, 2002 are considered outstanding for the purpose of calculating the percentage of outstanding shares of Company Common Stock held by the individual, but not for the purpose of calculating the percentage of outstanding shares held by any other individual.

                                                                                            Number of Shares
                                                                                             Beneficially
                                                                                              Owned as a
                                                                                            Result of Options
                                                                                               Currently
                                                              Number of                      Exercisable or
                                                               Shares                          Exercisable          Percentage of
                                                            Beneficially                    Within 60 Days of           Shares
Name of Beneficial Owner (1)                                 Owned (2)                      February 28, 2002        Outstanding
----------------------------                           ----------------------               ------------------      --------------
Directors
   Tom Brooks                                                 407,038                            22,000                   3.10%
   Ronald Gibson                                               16,666                                 0                    .12%
   Frank Inman                                                305,314 (3)                        13,200                   2.30%
   Paul Pratt                                                       0                                 0                      0%
   Paul Priddy                                                      0                            12,500                    .09%
   Alex Richmond                                              156,200 (4)                        13,200                   1.23%
   James Rout                                                 142,380                                 0                   1.03%
   John Shepherd                                              516,806                            13,200                   3.83%
   R. Todd Vanderpool                                           7,000                             5,000                    .08%
   John S. Wilder, Sr.                                      1,425,510 (5)                        13,200                  10.40%

Named Executive Officers
   Jack Everett (6)                                           476,022 (7)                        22,000                   3.60%
   Danny Herron (8)                                            82,500                            22,000                    .76%
   Tom Paschal (8)                                            214,432                            22,000                   1.71%
   Joel Porter (8)                                          1,777,510                            13,200                  13.00%
   Wayne Rodgers (9)                                          137,356                            22,000                   1.15%
   William Smallwood (10)                                     342,608 (11)                            0                   2.48%

All executive officers and
     directors as a group ( 18 persons)                     6,112,278                           201,500                  45.07%

-----------------

(1) The address for each of the directors and executive officers set forth in the table above is 4205 Hillsboro Road, Suite 204, Nashville, Tennessee 37215.

(2) Each person has sole voting and investment power with respect to the shares listed unless otherwise indicated.

(3)      Includes 86,794 shares held by Mr. Inman's spouse.

(4) Includes 69,180 shares held by Mr. Richmond's spouse and 11,000 shares held by Mr. Richmond as custodian for his son.

(5)      Includes 791,992 shares held by Mr. Wilder's spouse.

(6) Mr. Everett resigned from all positions he held with the Company and its subsidiaries except his position on the board of directors of The Murray Bank on March 13, 2002.

(7) Includes 284,372 shares held by Mr. Everett's spouse and 3,200 shares held by Mr. Everett as custodian for his daughters.

(8)      The named executive officer is also a director of the Company.

(9) Mr. Rodgers resigned from all positions he held with the Company except for his position on the BankTennessee board of directors on March 13, 2002.

(10) Mr. Smallwood resigned from all positions he held with the Company and its subsidiaries on December 7, 2001.

(11) Represents shares beneficially owned by Mr. Smallwood as of his date of resignation. The Company does not know if Mr. Smallwood has disposed of any shares of Company Common Stock or acquired any shares of Company Common Stock since his date of resignation.

                              ITEM 1 - AMENDMENT OF
                          AMENDED AND RESTATED CHARTER

         The Company's Board of Directors has approved and recommended that the shareholders approve an amendment to the Company's Amended and Restated Charter (the "Amended and Restated Charter") to provide for the classification of the Company's Board of Directors into three classes of directors with staggered three-year terms of office (the "Proposed Amendment"). The description of the Proposed Amendment set forth below is qualified in its entirety by reference to the text of the Proposed Amendment as set forth in Appendix A, attached hereto.

         The Company's bylaws currently provide that all of the Company's directors are to be elected annually to serve until their successors have been elected and qualified. Tennessee law provides that a Company's charter may provide for the staggering of the terms of its directors. The Proposed Amendment, along with a proposed related amendment to the Company's bylaws, provides that the Company's directors will be classified into three classes, as nearly equal in number as possible with each class to serve for staggered three year terms. The Company intends for the three classes to initially be broken up as follows:

            Class I Directors (Term to Expire at 2003 Annual Meeting)

                  -        Paul Pratt

                  -        Paul Priddy

                  -        Tom Brooks

                  -        Ronald Gibson

           Class II Directors (Term to Expire at 2004 Annual Meeting)

                  -        Danny Herron

                  -        James Rout

                  -        Alex Richmond

                  -        R. Todd Vanderpool

           Class III Directors (Term to Expire at 2005 Annual Meeting)

                  -        Frank Inman, Jr.

                  -        Tom Paschal

                  -        Joel Porter

                  -        John S. Shepherd

                  -        Lt. Governor John S. Wilder, Sr.

         At each annual meeting of the Company's shareholders following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting of shareholders of the Company after their election and until their successors are duly elected and have qualified. By way of example, the Class I directors, Messrs. Pratt, Priddy, Brooks and Gibson would serve until the 2003 annual meeting at which time their successors would be elected for a term of three years. Similarly, the Class II and Class III directors would serve until the 2004 and 2005 annual meetings, respectively, at which time their successors would be elected for three year terms ending in 2007 and 2008, respectively.

         The Proposed Amendment also includes a provision which would require the affirmative vote of the holders of at least two-thirds of the voting power of the shares of Company Common Stock entitled to vote on the election of directors to amend, alter, change or repeal, or to adopt any provisions as part of the Amended and Restated Charter or bylaws that is inconsistent with the purpose and intent of the Proposed Amendment. This portion of the Proposed Amendment, if adopted, would require a shareholder to acquire two-thirds of the voting power of the shares of Company Common Stock in order to amend the Amended and Restated Charter to remove the article establishing the classified board. This super majority requirement will make it difficult for a shareholder, including a shareholder that acquires more than a majority of the Company's Common Stock, to abolish the Company's staggered board through the amendment of the Amended and Restated Charter and as such would work to protect the members of the Company's Board of Directors from removal.

         The Proposed Amendment will significantly extend the time required to effect a change in control of the Company's Board of Directors and may discourage takeover bids for the Company. Currently, the Company's entire board of directors can be replaced at a single meeting by the shareholders holding a majority of the Company's outstanding shares. If the Proposed Amendment is approved by the shareholders, it would take at least two annual meetings for shareholders holding a majority of the Company's outstanding shares to effect a change in control of the Company's Board of Directors.

         Other than the protections afforded by Tennessee corporate law and laws and regulations applicable to banks and bank holding companies, the Company does not have in place any anti-takeover measures. The Proposed Amendment is designed to assure continuity and stability in the Company's Board of Directors and in the Company's management and policies since a majority of the Company's directors at any given time will have prior experience with the Company. The Board of Directors further believes that this continuity and stability will facilitate long-range planning. Generally, as a result of the ownership by the executive officers and directors of the Company of approximately 45.1% of the outstanding shares of the Company's Common Stock, management has not experienced any problems with continuity of ownership in the past. As the ownership of the Company becomes more broad based, however, the Company wishes to ensure that this experience will continue.

         The Board of Directors also believes that its classification will enhance the Company's ability to attract and retain well-qualified individuals who are able to commit the time and resources to understand the Company, its business affairs and operations. The continuity and quality of leadership that results from a classified Board of Directors should, in the opinion of the Board of Directors, promote the long-term value of the Company.

         The Board of Directors also believes that the Proposed Amendment will assist the Board of Directors in protecting the interests of the Company's shareholders in the event of an unsolicited offer for the Company. Because of the additional time required to change control of the Board of Directors, the Proposed Amendment will tend to perpetuate present management. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to an acquisition of the Company.

         Because the classified board proposal will increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board of Directors, even if the takeover bidder were to acquire a majority of the Company's outstanding stock, it will tend to discourage certain tender offers, perhaps including some tender offers that shareholders may feel would be in their best interests. The Proposed Amendment is not being recommended in response to any pending or threatened attempt to acquire control of the Company.

         If the number of directors is increased by the Board of Directors and the resultant vacancies are filled by the Board of Directors, those additional directors will serve only until the next annual meeting of shareholders, at which time they will be subject to election and classification by the shareholders. If any director is elected by the Board of Directors to fill a vacancy that occurs as a result of the death, resignation or removal of another director, that director shall hold office until the annual meeting of the Company's shareholders at which the director who died, resigned or was removed, would have been required, in the regular order of business, to stand for re-election, even though that term may extend beyond the next annual meeting of shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT.

                         ITEM 2 - ELECTION OF DIRECTORS

         The Board of Directors of the Company currently consists of thirteen
(13) members. The Company's bylaws provide for a minimum of three (3) and a maximum of fifteen (15) directors, the exact number to be set by the Company's Board of Directors. The Company's Board of Directors has nominated thirteen (13) individuals to stand for election at the 2002 Annual Meeting. Proxies may not be voted for a greater number of directors than thirteen.

         Unless contrary instructions are received, the enclosed proxy will be voted in favor of the election as directors of the nominees listed below. Each nominee has consented to be a candidate and to serve, if elected. All the nominees currently are serving as directors of the Company. While the Company's Board of Directors has no reason to believe that any nominee will be unable to accept nomination or election as a director, if such event should occur, proxies will be voted with discretionary authority for a substitute or substitutes who will be designated by the Company's current Board of Directors.

         In the event that the Proposed Amendment is approved by the Company's shareholders, the directors will be divided into three classes and the shares represented by the proxy will be voted for the election as directors of the thirteen (13) nominees named below for the class and for the terms identified or until their successors are duly elected and qualified. If the Proposed Amendment is not approved by the Company's shareholders, the shares represented by the enclosed proxy will be voted for the election of the thirteen (13) nominees listed below to serve until the 2003 annual meeting of shareholders or until their successors are duly elected and qualified. The thirteen (13) nominees receiving the highest number of votes cast will be elected.

INFORMATION CONCERNING NOMINEES

Class I Directors (Term to Expire at 2003 Annual Meeting of Shareholders)

         Tom Brooks, age 73, has served on the Company's Board of Directors since July 1997. Mr. Brooks retired from work as a pharmacist at Brooks Pharmacy, a Super D franchise he owned in Collierville until 1996. Mr. Brooks served as Vice-Mayor and Alderman of Collierville from 1975 to 1999, and was a member of its planning commission from 1959 to 1999. Mr. Brooks also serves as a director of BankTennessee where he has served since 1992.

         Ronald Gibson, age 42, has served as President of The Murray Bank since June 1999 when the bank opened for business and he has served as a member of its board since that date. Mr. Gibson has served on the Company's Board of Directors since September 1999. Prior to June 1999, Mr. Gibson served as the Senior Lending Vice President for Peoples First National Bank and Trust.

         Paul Pratt, age 58, has been a member of the Company's Board of Directors since March 2002. Mr. Pratt worked in sales and service with John Hancock, as an assistant sales manager for 9 years prior to his formation of Full Service Insurance, Inc. in 1975. Full Service Insurance is a property, casualty and financial services company and Mr. Pratt serves as its President. He is a past board member of the Chamber of Commerce of Williamson County and is currently a board member of the Williamson County Crime Stoppers. Mr. Pratt has served as a director of The Community Bank since January 1999.

         Paul Priddy, age 46, joined the Company in January 2002 as President and Chief Executive Officer of The Bank of Dyer. He was appointed to the Board of Directors in March 2002. Mr. Priddy brings to the Company more than twenty years of bank management experience most recently serving as Senior Vice President of Personal Trust Services for Amsouth Bank, Jackson, Tennessee.

Class II Directors (Term to Expire at 2004 Annual Meeting of Shareholders)

         Danny Herron, age 43, has served as president of The Community Bank since 1993. Mr. Herron has served as a director of The Community Bank since 1993, and as one of the Company's directors since 1997. Mr. Herron currently serves on the Company's Executive Committee and its Management Committee.

         Alex Richmond, age 52, has served as a director on the Company's Board of Directors since 1990. Mr. Richmond has been a grocer for thirty years having been a partner in several stores during his career. He currently has interests in G&R, Inc., D.A.G. Foods and Xerxes Foods. Mr. Richmond serves as president of Consolidated Investors, a small business investment firm. Mr. Richmond is a partner in Richmond & Franklin, a real estate investment company, and is a member of Richco, LLC, a Tennessee company that operates primarily in middle Tennessee. He has served as a director of Cumberland Bank since 1990. Mr. Richmond currently serves on the Company's Audit Committee.

         James Rout, age 59, has served as the Mayor of Shelby County since 1994. He has been a four-term member of the Shelby County Board of Commissioners from 1978 to 1994. Mr. Rout was a founder of Behavioral Health Group, a psychiatric case management service, and served as its President from 1988 to 1994. He worked in sales and management with Xerox for 10 years. He previously served as a bank board member with First Federal Bank from 1992 to 1995. Mr. Rout has served as a director of BankTennessee since July 1999 and as a Company director since April 2001.

         R. Todd Vanderpool, age 45, has served as the President and Chief Operating Officer of BankTennessee since October 2001 and he has been a member of the Company's Board of Directors since November 2001. He also serves on the Company's Executive Committee and its Management Committee. Mr. Vanderpool has 23 years of banking experience. His most recent banking experience includes serving three years as a Metropolitan Division Head with National Bank of Commerce and eleven years as President of two banks in the Deposit Guaranty system.

Class III Directors (Term to Expire at 2005 Annual Meeting of Shareholders)

         Frank Inman, Jr., age 65, has served on the Company's Board of Directors since 1986. Mr. Inman is Chairman of the Board of Directors of Inman Construction Corp., a general contractor, a position he has held since 1970. Mr. Inman has also served as a director of Cumberland Bank since 1986, as a director of The Community Bank since April 1999 and as a director of the Bank of Dyer since 2001. Mr. Inman currently serves on the Company's Executive Committee.

         Tom Paschal, age 56, has served as the Company's Chief Operating Officer since January 2002 and as the Chairman of Cumberland Bank since 2001. Mr. Paschal served as the chief executive officer of Cumberland Bank from 1986 to January 2002. He has also served as the Company's secretary since 1991. Mr. Paschal has served as a director of Cumberland Bank since 1977, a director of Cumberland Finance since 1995, a director of CBC Financial Services since 1995, a director of The Community Bank since 1999, a director of Insurors Bank of Tennessee since 2000 and as one of the Company's directors since 1986. Mr. Paschal currently serves on the Company's Executive Committee and its Management Committee.

         Joel Porter, age 61, has served as the Company's president since its formation, although he does not devote his full time to that position and is not compensated for his services as president. Mr. Porter is a named partner of the law firm of Burch, Porter & Johnson, PLLC, located in Memphis, where he has practiced since 1964. Mr. Porter is also the president of two finance and investment firms, Porter Development and Porter Investment. Mr. Porter has served as a member of the Company's Board of Directors since 1986 and currently serves on the Company's Executive Committee and its Management Committee. He has also served as a director and board chairman of BankTennessee since 1992, a director of Cumberland Bank since 1986, a director of The Community Bank since 1993, and a director of The Murray Bank since June 1999.

         John S. Shepherd, age 64, has been a member of the Company's board of directors since July 1997. Since 1993, Mr. Shepherd has been self-employed engaged principally in investing and as a merchant in Collierville, Tennessee. Mr. Shepherd has been a member of the Memphis/Shelby County Board of Adjustment since 1972 and its chairman since 1996. Mr. Shepherd has served as a director of BankTennessee since 1992 and The Murray Bank since June 1999.

         John S. Wilder, Sr., age 80, has served as a member of the Company's Board of Directors since 1986 and is currently its Chairman of the Board. He also serves on the Company's Executive Committee. Mr. Wilder has served as the Lieutenant Governor of the State of Tennessee since 1971, and is the longest sitting Lieutenant Governor of any state in United States' history. Mr. Wilder also serves as a director of Cumberland Bank, The Community Bank, The Murray Bank and of BankTennessee. Mr. Wilder is also a partner of Longtown Farms, a farming business in Mason, Tennessee, and a Vice President and part owner of Longtown Supply, Inc., a service station and farming supply business in Mason, Tennessee.

                MEETING AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Company's Board of Directors and the Boards of Directors of the Company's banks operate through several standing committees. Below is a description of each relevant committee indicating members of each committee and the frequency with which each committee meets. The Company does not have a standing compensation or nominations committee. The Board of Directors performs the functions of these committees.

         Executive Committee. The Executive Committee is charged with the review of corporate matters presented, or to be presented, to the Company's Board of Directors, making recommendations to the Board of Directors on policy matters and making executive decisions on matters that do not require a meeting of the full Board of Directors. Review of expansion possibilities and corporate opportunities as well as oversight of general corporate governance matters are the chief functions of the Company's Executive Committee. The Executive Committee held five meetings during 2001. R. Todd Vanderpool, Frank Inman, Danny Herron, Tom Paschal, Joel Porter and John S. Wilder currently serve as members of the Executive Committee.

         Management Committee. The Management Committee is charged with the review of banking matters presented, or to be presented, to the Company's Board of Directors, making recommendations to the Company's Board of Directors on policy matters at the Company's bank subsidiaries level and making executive decisions on matters that do not require a meeting of the full Board of Directors. The Company's Management Committee focuses on its bank and non-bank subsidiaries' operations, including management of personnel matters and financial results. The Management Committee held three meetings during the year ended December 31, 2001. The Company's Management Committee is composed of members of the Company's Board of Directors as well as each of the President's of the Company's bank subsidiaries, including certain individuals that are not members of the Company's Board of Directors. The current members of the Management Committee include the following members of the Company's Board of
Directors: Joel Porter, Danny Herron, Tom Paschal, R. Todd Vanderpool, Ronald Gibson and Paul Priddy. The other members of the Management Committee include Mike Cook, the Chief Executive Officer and President of Cumberland Bank, Mike Qualls, the President of Insurors Bank of Tennessee and Sam Long, the President of Bank of Mason.

         Audit Committee of Company. The Audit Committee reviews annual and interim reports of the Company's independent auditors and reviews the Company's accounting practices and procedures, as well as the scope of the Company's audit. Additionally, the committee assists in the recommendation of the appointment of the Company's independent auditors. The Audit Committee has a written charter. Dr. Eugene Smith, Tom Price, and Alex Richmond currently serve as Audit Committee members. Mr. Richmond is a member of the Company's Board of Directors and is independent within the definition of the New York Stock Exchange. The other two members of the Audit Committee, Dr. Eugene Smith and Mr. Tom Price, are not members of the Company's Board of Directors but would be considered independent under the definition of the New York Stock Exchange if they were members of the Company's Board of Directors. The Audit Committee held six meetings during the year ended December 31, 2001.

         During the fiscal year ended December 31, 2001, the board of directors of the Company held eight (8) meetings. All incumbent directors attended more than 90% of the aggregate number of meetings of the Company's board of directors and the committees on which such member served with the exception of Mr. Vanderpool, who was appointed to the Board of Directors in November, 2002 and Messers, Pratt and Priddy who were not members of the Board of Directors in 2001. Mr. Vanderpool attended 100% of the meetings of the Board of Directors and the committees on which he served that were held in 2001 following his appointment to the Board of Directors. Mr. Pratt and Mr. Priddy were not members of the Board of Directors in 2001.

                             DIRECTORS' COMPENSATION

         All of the Company's directors receive a director fee of $700 for each board meeting attended and $700 for each committee meeting attended. Persons serving as directors for any of the Company's banks, who are not also employees of that bank, receive additional compensation for each bank board and committee meeting attended. In addition, each person who serves as chairman of a bank board of directors, committee, or the Company's board receives twice the compensation of other members for each meeting attended. Directors are reimbursed for their expenses incurred in connection with their activities as the Company's directors. In addition the Company has in the past, and may in the future, grant options to members of the Company's Board of Directors.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who beneficially own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than ten percent shareholders are required by federal securities regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on the Company's review of the copies of such forms, or written representations from certain reporting persons furnished to the Company, the Company believes that its officers, directors and greater than ten percent beneficial owners were in compliance with all applicable filing requirements, except that Mr. LoCascio and Mr. Vanderpool did not timely file Forms 3 upon their appointments to their respective positions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

                             ITEM 3 -- OTHER MATTERS

         The Board of Directors is not aware of any other matters which may be brought before the Annual Meeting. However, if any matter other than the proposed matters properly comes before the meeting for action, proxies will be voted for such matters in accordance with the best judgment of the persons named as proxies.

                    INDEPENDENT PUBLIC ACCOUNTANT INFORMATION

         Heathcott & Mullaly, P.C. served as the Company's independent public accountants for the fiscal year ended December 31, 2001. The Audit Committee has recommended, and the Board of Directors has appointed, Heathcott & Mullaly, P.C. as the Company's independent public accountants for 2002. It is anticipated that representatives of Heathcott & Mullaly, P.C. will be present at the Annual Meeting to respond to appropriate questions from shareholders and to make a statement if they so desire. Heathcott & Mullaly, P.C. has entered into an agreement with Crowe, Chizek and Company, LLP pursuant to which Heathcott & Mullaly, P.C. will be merged with Crowe, Chizek and Company, LLP. The merger is expected to be consummated on April 1, 2002, at which time Crowe, Chizek and Company, LLP will succeed to the position of the Company's independent public accountants.

AUDIT FEES

         The aggregate audit fees billed or to be billed to the Company by Heathcott & Mullaly, P.C. for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q totaled $127,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Heathcott & Mullaly, P.C. provided no professional services to the Company regarding financial information systems design and implementation during 2001.

ALL OTHER FEES

         The aggregate fees billed to the Company by Heathcott & Mullaly, P.C. for all other services rendered to the Company, including tax related services, and the audit of the Company's 401(k) plan, but excluding audit fees and financial information systems design and implementation fees, totaled $69,000 including $35,000 in connection with assisting the Company in its evaluation of a proposed acquisition which the Company has determined not to pursue at this time.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth summary information concerning the compensation the Company paid for services rendered to it during 1999, 2000 and 2001 by its President and its other four most highly compensated executive officers who were serving as executive officers at the end of 2001 and whose salaries were in excess of $100,000 in 2001. The table also sets forth such information for one of the Company's executive officers for whom disclosure would have been required had the person been employed at December 31, 2001. The Company does not have a designated Chief Executive Officer. Joel Porter is the Company's President and is considered its principal executive officer. However, Mr. Porter receives no compensation as President and receives compensation only for his service as a director or committee member.

                                                                                                       LONG-TERM
                                                                                                      COMPENSATION
                                                                                                         AWARDS
                                                                                                        NUMBER OF
                                                                                                       SECURITIES
                                                                   ANNUAL COMPENSATION                 UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION                              YEAR           SALARY           BONUS(1)        OPTIONS    COMPENSATION(2)
---------------------------                              ----      -------------------   --------     ------------  ---------------
John S. (Jack) Everett,                                  2001          $170,000          $      0           --         $ 30,382
  President of BankTennessee(3)                          2000           170,217            25,000           --           48,500
                                                         1999           161,000            28,000           --           44,000

Tom Paschal,                                             2001          $170,000          $  8,844           --         $ 31,420
  Chief Operating Officer                                2000           150,000                 0           --           37,450
  and Secretary of the Company                           1999           135,000            42,000           --           29,000
  and Chairman of Cumberland Bank

Danny Herron,                                            2001          $130,000          $  6,500           --         $ 19,993
  President of The Community Bank                        2000           110,217            14,000           --           17,500
                                                         1999           100,000                0            --           15,000

Wayne Rodgers,                                           2001          $121,000          $      0           --         $ 16,100
  Executive Vice President of                            2000           121,217            15,000           --           15,975
   BankTennessee(4)                                      1999           115,000            10,000           --            6,000

William Smallwood,                                       2001          $145,635          $      0           --         $ 11,016
  President of Bank of Dyer (5)                          2000           140,033             3,500           --           15,800
                                                         1999           142,000             3,000           --            2,000

-----------------

(1) Perquisites and other personal benefits did not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus for the named executive officer.

(2) Represents Company matching contributions to the Company's 401(k) plan, the amount of premiums paid for term life insurance, and director fees as set forth in the following table:

                                                                                     TERM LIFE
                                                         401(K) PLAN                 INSURANCE                 DIRECTOR FEES
                                                         -----------                 ---------                 -------------
Jack Everett                                               $10,500                     $8,682                     $11,200
Tom Paschal                                                 10,500                      9,720                      11,200
Danny Herron                                                 6,750                      2,043                      11,200
Wayne Rodgers                                               10,500                          0                       5,600
William Smallwood                                            6,816                          0                       4,200

(3) Mr. Everett resigned from all positions he held with the Company and its subsidiaries except his position on the board of The Murray Bank on March 13, 2002.

(4) Mr. Rodgers resigned from all positions he held with the Company and its subsidiaries except his position as a member of BankTennessee's board of directors on March 13, 2002.

(5) Compensation reported for 1999 was paid to Mr. Smallwood by Bank of Dyer prior to the Company's acquisition of Bancshares of Dyer on December 31, 1999. Mr. Smallwood resigned from all positions he held with the Company and its subsidiaries on December 7, 2001.

OPTION GRANTS DURING 2001

         The Company granted no options to the named executive officers during 2001.

AGGREGATE OPTION EXERCISES DURING 2001 AND FISCAL YEAR END OPTION VALUES

         The following table provides information related to options exercised by the named executive officers during the 2000 fiscal year and the number and value of options held at fiscal year end. The Company has not issued stock appreciation rights or warrants to its executive officers.

                                                                         NUMBER OF SECURITIES            VALUE OF UNEXERCISED IN-
                                                                        UNDERLYING UNEXERCISED             THE-MONEY OPTIONS AT
                                     SHARES            VALUE               OPTIONS (#) (1)                FISCAL YEAR END ($)(2)
                                  ACQUIRED ON        REALIZED       -----------------------------     -----------------------------
     NAME                       EXERCISE (#)(3)       ($)(3)        EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
     ----                       ---------------      --------       -----------     -------------     -----------     -------------
Joel Porter                                                            9,900             6,600          $ 10,890         $  7,260
John S. (Jack) Everett                                                16,500            11,000          $ 18,150         $ 12,100
Tom Paschal                                                           16,500            11,000          $ 18,150         $ 12,100
Danny Herron                                                          16,500            11,000          $ 18,150         $ 12,100
Wayne Rodgers                                                         16,500            11,000          $ 18,150         $ 12,100
William Smallwood                                                     16,500            11,000          $      0         $      0

---------------

(1) Share amounts and option exercise prices have been adjusted to reflect the 2 for 1 stock split paid on April 22, 2001.

(2) The closing price for the common stock as of December 31, 2001 was $3.375. Value is calculated on the basis of the difference between the option exercise price and $3.375 multiplied by the number of shares of common stock underlying the option.

(3) The named executive officers did not exercise any stock options during 2001.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
ARRANGEMENTS

         None of the Company's named executive officers has any employment agreement or severance agreement with the Company.

             REPORT OF BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         The Company does not have a compensation committee. Mr. Porter, the Company's president and principal executive officer, receives no compensation other than as a director and for his services as a member of the Company's or subsidiary banks' committees on which he serves. Decisions with respect to compensation of the Company's and each of the Banks' executive officers, including the President and the other named executive officers, for fiscal 2001 were made by the board of directors of each of the Banks. Compensation of executive officers consists of a base salary, an annual bonus, matching contributions under the Company's 401(k) plan, and payments for term life insurance (as well as health and disability insurance and other non-cash benefits similar to those of all employees of the Banks or Company).

         The overarching policy of each of the boards of directors in determining executive compensation is to attract and retain the highest quality talent to lead the Banks and the Company and to reward key executives based upon their individual performance and the performance of the Banks and the Company. Each of the boards of directors believes that providing incentives to, and rewarding the performance of, officers enhances the profitability of the Banks and the Company.

         In recommending the 2001 base salary of each Bank's presidents and the other named executive officers, the Company and each of the boards of directors reviewed the 2000 financial performance of each Bank compared to past performance. Each Bank president's salary was tied to the specific performance of his Bank during 2000.

         Executive officers were eligible for, and received, a cash bonus as determined by the board of directors based upon the Company and each Bank's overall financial performance. No specific quantitative performance measure (of the Company, and of the Banks or any individual) was used to determine the amount of bonus awarded. Instead, bonuses for executive officers were given in a manner similar to the bonuses granted to all full-time employees of the banks or the Company, with the amount awarded being most closely tied to the employee's monthly salary.

         Joel Porter            John S. Wilder, Sr., Chairman           John S. Shepherd
         Danny Herron           Tom Brooks                              R. Todd Vanderpool
         Tom Paschal            Frank Inman, Jr.                        James Rout
         Ronald Gibson          Alex Richmond                           Paul Priddy
         Paul Pratt

         The foregoing report of the board of directors shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                         AUDIT COMMITTEE REPORT FOR 2001

         The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

         In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee has received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has considered whether the independent auditors provision of non-audit services to the Company is compatible with the auditor's independence. The audit committee determined this issue in the affirmative.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

         Dr. Eugene Smith, Chairman
         Tom Price
         Alex Richmond

         The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities

Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Board of Directors serves as the Company's compensation committee. Compensation decisions are made by the full Board of Directors based upon recommendations of the management of each of the Company's banks. The Board of Directors determines independently compensation decisions for the Company's bank presidents. No interlocking relationship exists between any member of the Company's Board of Directors (or management) and the Board of Directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Some directors and principal officers of the Company and its Banks at present, as in the past, are customers of the Bank and have had and expect to have loan transactions with the Bank in the ordinary course of business. In addition, some of the directors and officers of the Company and its Banks are at present, as in the past, affiliated with businesses which are customers of the Bank and which have had and expect to have loan transactions with the Bank in the ordinary course of business. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other parties. In the opinion of the board of directors, these loans do not involve more than a normal risk of collectability or present other unfavorable features. At December 31, 2001, the outstanding principal amount of indebtedness of these loans, including amounts available under lines of credit to the Company's affiliates, aggregated $5,207,000.

         We have employed Mr. Joel Porter's law firm, Burch, Porter & Johnson, PLLC, from time to time. Fees and expenses arose out of general corporate and other ordinary course of business services provided by Burch Porter, and account for significantly less than one percent (1%) of the law firm's 2001 gross revenue.

         We believe that the above transactions were made on terms as favorable to us as we would have received from unaffiliated third parties.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         The following graph compares the percentage change in the unaudited total return on the Company's Common Stock against the cumulative total return of the NASDAQ Index and the SNL Securities $500,000,000 to $1,000,000,000 bank index between October 14, 1999 (inception) and December 31, 2001. The graph assumes the value of the investment in the Company's Common Stock and each index was $100 at October 14, 1999 and that all dividends were reinvested.

         The following Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference the proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                                                                                  PERIOD ENDING
                                              ------------------------------------------------------------------------------------
INDEX                                            10/14/99      12/31/99       06/30/00      12/31/00      06/30/01       12/31/01
----------------------------------------------------------------------------------------------------------------------------------
Cumberland Bancorp, Inc.                           100.00        100.00          91.27         85.59         68.03          56.03
NASDAQ - Total US*                                 100.00        144.92         141.46         87.17         76.69          69.17
SNL $500M-$1B Bank Index                           100.00         96.30          86.28         92.18        114.13         119.58

                    SHAREHOLDERS' PROPOSALS AND OTHER MATTERS

         Shareholders intending to submit proposals for presentation at the next Annual Meeting and inclusion in the Proxy Statement and form of proxy for such meeting should forward such proposals to Anna McNiell, Cumberland Bancorp, Incorporated, 4205 Hillsboro Road, Suite 204, Nashville, Tennessee 37215. Proposals must be in writing and must be received by the Company prior to December 2, 2002 in order to be included in the Company's Proxy Statement and form of proxy relating to the 2003 Annual Meeting of Shareholders. Proposals should be sent to the Company by certified mail, return receipt requested, and must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

         If a shareholder wants to bring business before the 2003 annual meeting which is not the subject of a proposal submitted for inclusion in the proxy statement, the Company's bylaws require that the shareholder comply with Regulation 14A of the Securities Exchange Act and have given written notice to the Company not later than December 2, 2002. If the date of the 2003 annual meeting has been changed by more than thirty (30) days from April 25, 2003, then in order to be timely a shareholder's notice must be received by the Company not less than one hundred and twenty (120) days from the date of the 2003 annual meeting or the tenth day following the date on which public announcement of the 2003 annual meeting is first made. Notice should be sent to Ms. McNiell at the address above.

                                     GENERAL

         In addition to solicitation by mail, certain directors, officers and regular employees of the Company and the Bank may solicit proxies by telephone, telegram or personal interview for which they will receive no compensation other than their regular salaries. The Company may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Company's Common Stock held of record by such persons and may reimburse them for their reasonable out-of-pocket expenses in connection therewith.

         The Company's 2001 Annual Report is mailed herewith. A copy of the Company's Annual Report to the SEC on Form 10-K for the year ended December 31, 2001 has been included with the 2001 Annual Report. An additional copy is available for shareholders, without charge, by writing to Anna McNeill, Cumberland Bancorp, Incorporated, 4205 Hillsboro Road, Suite 204, Nashville, Tennessee 37215, telephone number (866) 495-8461.

                                       By order of the Board of Directors,



                                       Tom Paschal
                                       Secretary

Nashville, Tennessee
March __, 2002

                                                                      APPENDIX A


                ARTICLES OF AMENDMENT TO THE AMENDED AND RESTATED
                                     CHARTER
                                       OF
                        CUMBERLAND BANCORP, INCORPORATED

         In accordance with the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment (the "Articles of Amendment") to its Amended and Restated Charter (the "Amended and Restated Charter"):

         1. Name of Corporation. The name of the Corporation is Cumberland Bancorp, Incorporated.

         2. Section 9 of the Amended and Restated Charter is hereby deleted in its entirety and replaced with the following:

                           "9.      All corporate powers shall be exercised by
                           or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, a Board of Directors. The directors shall be divided into three classes, designated Class I, Class II, and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. Class I directors shall be initially elected for a term expiring at the first annual meeting of shareholders following the Corporation's annual meeting of shareholders held April 25, 2002. Class II directors shall be initially elected for a term expiring at the second annual meeting of shareholders following the Corporation's annual meeting of shareholders held April 25, 2002. Class III directors shall be initially elected for a term expiring at the third annual meeting of shareholders following the Corporation's annual meeting of shareholders held April 25, 2002. Each class of directors shall thereafter be elected for a three year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting of shareholders for the year in which his or her term expires and until his or her successor shall be elected and shall qualify; subject, however, to prior death, resignation, retirement, disqualification, or removal from office. Any vacancy on the Board of Directors, including a vacancy that results from an increase in the number of directors or a vacancy that results from the removal of a director with cause, may be filled only by the Board of Directors. Any director elected to fill a vacancy created as a result in the increase in the size of the Board of Directors shall hold office until the next annual meeting following his or her election to the Board of Directors at which time such person will be subject to election and classification. If any director is elected to fill a vacancy that occurs as a result of the death, resignation or removal of another director, that director shall hold office until the annual meeting of the Corporation's shareholders at which the director who died, resigned or was removed, would have been required, in the regular order of business, to stand for re-election, even though that term may extend beyond the next annual meeting of shareholders.

                                    Whenever the Board of Directors of the
                           Corporation is required or permitted to take action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken signed by all of the members of the board of directors entitled to vote thereon, and any such action shall be as valid and effective as any resolution duly adopted at a regular or special meeting of the board of directors.

                                    Notwithstanding any other provisions of this
                           Charter, the affirmative vote of holders of two-thirds of the voting power of the shares entitled to vote at an election of directors shall be required to amend, alter, change or repeal, or to adopt any provisions as part of this Charter or as part of the Corporation's Bylaws inconsistent with the purpose and intent of this Article 9.

                                    There shall be no cumulative voting for
                           directors."

         3. Except as amended by these Articles of Amendment, the Amended and Restated Charter of the Corporation shall remain in full force and effect.

         4. Adoption. These Articles of Amendment were duly adopted by the Board of Directors on March 13, 2002, and by the Shareholders of the Corporation on April __, 2002.

         5. Effective Date. These Articles of Amendment will be effective when filed with the Secretary of State.

Date:  April __, 2002

                                       CUMBERLAND BANCORP, INCORPORATED



                                       By:
                                          -------------------------------------

                                  FORM OF PROXY

                            CUMBERLAND BANCORP, INC.
                         4205 HILLSBORO ROAD, SUITE 204
                           NASHVILLE, TENNESSEE 37215

                             REVOCABLE PROXY FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 2002

  You can vote in one of three ways: 1) By Mail, 2) By Phone, 3) By Internet,
              See the reverse side of this sheet for instructions.

     IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES
         OF PROXY CARD, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

                          Illinois Stock Transfer Co.
                     209 West Jackson Boulevard, Suite 903
                            Chicago, Illinois 60606

         The undersigned hereby constitutes and appoints Tom E. Paschal and Joel Porter, and each of them, the proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of Cumberland Bancorp, Inc. (the "Company") to be held at Cumberland Bank, 250 West Broadway, Gallatin, Tennessee 37066 on Thursday, April 25, 2002 at 4:30 p.m., local time, and any adjournment(s) thereof, and to vote all the shares of stock of the Company that the undersigned may be entitled to vote, upon the following.

         THIS PROXY IS SOLICITED UPON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING TO BE HELD ON APRIL 25, 2002.

1. PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED CHARTER, to divide the Board of Directors into three classes and to require a supermajority vote to amend the provision in the Amended and Restated Charter establishing a classified board.

____ FOR                       ____ AGAINST                        ____ ABSTAIN

2.       THE ELECTION OF DIRECTORS

____ FOR all nominees listed below                   ____ WITHHOLD AUTHORITY to vote for
    (Except as marked to the contrary below)              all nominees listed below

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below.

CLASS I (term expiring in 2003): Paul Pratt, Paul Priddy, Tom Brooks, Ronald Gibson

CLASS II (term expiring in 2004): Danny Herron, James Rout, Alex Richmond, R. Todd Vanderpool

CLASS III (term expiring in 2005): Frank Inman, Jr., Tom Paschal, Joel Porter, John S. Shepherd, Lt. Governor John S. Wilder, Sr.

3. In their discretion, the proxies are authorized to vote upon such business as may properly come before this meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED HEREIN, AND WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS IF NO INSTRUCTIONS TO THE CONTRARY ARE MARKED HEREIN AND TO THE EXTENT THIS PROXY CONFERS DISCRETIONARY AUTHORITY.

Date:
     -------------------------------------



Signature:
          --------------------------------



Signature:
          --------------------------------

Please mark, date and sign as your name appears herein and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc you should so indicate with signing. If the signer is a corporation, please sign the full name by duly appointed officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person. If shares are held jointly, each shareholder named should sign.

                                 TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the proxy card above. Detach the card and return it in the envelope provided.

                              TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

         1.   Read the accompanying Proxy Statement.
         2. Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.
         3. When asked for your Voter Control Number, enter the number printed just above your name on the proxy card.

Please note that all votes cast by telephone must be submitted prior to Tuesday, April 23, 2002 at 11:59 P.M. Central Time.

Your Telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

     IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL.

                               TO VOTE BY INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

         1.   Read the accompanying Proxy Statement.
         2.   Visit our Internet voting site at
              http://www.eproxyvote.com/ist-cmlcm/ and follow the instructions on the screen.
         3. When prompted for your Voter Control Number, enter the number printed just above your name on the proxy card.

Please note that all votes cast by internet must be submitted prior to Tuesday, April 23, 2002 at 11:59 P.M. Central Time.

Your internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

THIS IS A "SECURED" WEB PAGE SITE. YOUR SOFTWARE AND/OR INTERNET PROVIDER MUST BE "ENABLED" TO ACCESS THIS SITE. PLEASE CALL YOUR SOFTWARE OR INTERNET PROVIDER FOR FURTHER INFORMATION.

      IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL